SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): December 4,1997
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                                                  (December 4,1997)


                     Ames Department Stores, Inc.
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         (Exact Name of Registrant As Specified In Charter)


                               Delaware
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           (State Or Other Jurisdiction Of Incorporation)


             1-5380                            04-2269444
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    (Commission File Number)        (IRS Employer Identification No.)


   2418 Main Street; Rocky Hill, Connecticut          06067-2598
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   (Address Of Principal Executive Offices)           (Zip Code)

                             (860) 257-2000
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          (Registrant's Telephone Number, Including Area Code)

                             Not Applicable
   ---------------------------------------------------------------
    (Former Name Or Former Address, If Changed Since Last Report)

                       Exhibit Index on Page 4
                   Page 1 of 7 (Including Exhibits)

ITEM 5:   OTHER EVENTS
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          Beginning on December 4,1997, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its financial results for the four and forty-three weeks ended November 22, 1997. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

          Sales for the four weeks ended November 22, 1997 were $13.1 million above the projections contained in the Form 8-K dated August 7, 1997 (the "Plan"). EBITDA (as defined in Exhibit 20) was $1.6 million better than Plan and $2.8 million better than last year.

          Sales for the forty-three weeks ended November 22, 1997 were $3.0 million below Plan. EBITDA was $10.9 million better than Plan and $10.0 million better than last year.

          In November, the Company recorded a charge of $1.6 million to provide for the closing of two (2) stores in early 1998. The $1.6 million charge consists of a $1.0 million store closing charge and a $0.6 million charge for the write-down of inventory in the closing stores.

          As of November 22, 1997, merchandise inventories were $10.5 million above Plan. Trade payables were $7.7 million above Plan and borrowings under the Company's revolving line of credit were $26.0 million below Plan.

          The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 25, 1997, the Company's Form 8-K dated August 7, 1997 and the Company's Form 10-Qs for the fiscal quarters ended April 26, 1997, July 26, 1997 and October 25, 1997. The monthly results are being reported publicly because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

          Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and the Company may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.


ITEM 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          -----------------------------------------------------
          AND EXHIBITS
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       Exhibit: 20  Financial Summary Results for the Four and Forty-three Weeks
                    Ended November 22, 1997

                               INDEX TO EXHIBITS








     Exhibit No.             Exhibit                                    Page No.
     -----------             -------                                    --------



         20        Financial Summary Results for the Four                   6
                   and Forty-three Weeks Ended November 22, 1997.

                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   AMES DEPARTMENT STORES, INC.
                                   ----------------------------
                                           Registrant




Dated:  December 3, 1997           By:  /s/ Joseph R. Ettore
                                        ------------------------------
                                        Joseph R. Ettore
                                        President, Director, and
                                        Chief Executive Officer


Dated:  December 3, 1997           By:  /s/ John F. Burtelow
                                        ------------------------------
                                        John F. Burtelow
                                        Executive Vice President,
                                        Chief Financial Officer


Dated:  December 3, 1997           By:  /s/ Gregory D. Lambert
                                        ------------------------------
                                        Gregory D. Lambert
                                        Senior Vice President,
                                        Finance